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                              FIRST  SUPPLEMENTAL
                        POOLING AND SERVICING AGREEMENT

                        dated as of August 21, 1997

                                     among


                   WISCONSIN CIRCLE II FUNDING CORPORATION,
                                 as Transferor,


                             HCFP FUNDING II, INC.,
                                  as Servicer,



                                      and

               U.S. BANK NATIONAL ASSOCIATION (formerly known as
                       First Bank National Association),
                                  as Trustee

                  Supplementing and Amending the Pooling and
                Servicing Agreement dated as of June 27, 1997,
              Among Wisconsin Circle II Funding Corporation, HCFP
             Funding II, Inc. and First Bank National Association


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


        This FIRST SUPPLEMENTAL POOLING AND SERVICING AGREEMENT, dated as of August 21, 1997 (this "First Supplemental Agreement"), is made among
WISCONSIN CIRCLE II FUNDING CORPORATION, a Delaware corporation ("Transferor"), HCFP FUNDING II, INC., a Delaware corporation, in its capacity as initial Servicer hereunder ("Servicer"), and U.S. BANK NATIONAL ASSOCIATION (formerly known as First Bank National Association), a national banking association ("Trustee"), and supplements and amends that certain Pooling and Servicing Agreement dated as of June 27, 1997 (the "Original Agreement"), among Transferor, Servicer and Trustee.

                                   ARTICLE I
                                  DEFINITIONS

        SECTION 1.1  Definitions. Capitalized terms used in this Agreement have
                     -----------
the meanings that Appendix A to the Original Agreement assigns to them, and this
                  ----------
Agreement shall be interpreted in accordance with Part B of appendix A to the Original Agreement.

        SECTION 2.1  Amendment to Section 6.1 of Original Agreement. The second
                     ----------------------------------------------
sentence of the first paragraph of Section 6.1 of the Original Agreement is hereby amended to read as follows:

        "Investor Certificates shall be issued in minimum denominations of $500,000 and in integral multiples of $5,000 and shall not be subdivided for resale into Certificates smaller than a Certificate, the initial offering price for which would have been at least $500,000."

        SECTION 2.2  Amendment to Exhibit E of Original Agreement. The form
                     --------------------------------------------
of the Series 1997-1 Class B Certificate shall be amended to read as set forth in Exhibit A hereto.

        SECTION 2.3  Effective Date. The amendments contained in this article
                     --------------
shall be effective immediately.

        IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this First Supplemental Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       WISCONSIN CIRCLE II FUNDING
                                       CORPORATION, as Transferor

                                       By:        /s/ Edward P. Nordberg, Jr.
                                                  ---------------------------
                                       Name:      EDWARD P. NORDBERG, JR.
                                                  ---------------------------
                                       Title:     Executive Vice President
                                                  ---------------------------

                                       Address:   2 Wisconsin Circle
                                                  Suite 320
                                                  Chevy Chase, Maryland 20815
                                       Attention: President
                                       Telephone: (301) 664-9827
                                       Facsimile: (301) 664-9860



                                       HCFP FUNDING II, INC., as Servicer

                                       By:        /s/ Edward P. Nordberg, Jr.
                                                  ---------------------------
                                       Name:      EDWARD P. NORDBERG, JR.
                                                  ---------------------------
                                       Title:     Executive Vice President
                                                  ---------------------------

                                       Address:   2 Wisconsin Circle
                                                  Suite 320
                                                  Chevy Chase, Maryland 20815
                                       Attention: President
                                       Telephone: (301) 664-9827
                                       Facsimile: (301) 664-9860




                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Trustee

                                       By:        /s/ Ward A. Spooned
                                                  --------------------------
                                       Name:      WARD A. SPOONED
                                                  --------------------------
                                       Title:     Vice President
                                                  --------------------------

                                       Address:   100 Wall Street
                                                  Suite 1600
                                                  New York, New York, 10005
                                       Attention: Corporate Trust Department
                                       Telephone: (212) 361-2525
                                       Facsimile: (212) 809-5459

                                                                       EXHIBIT A



                                   EXHIBIT E

                        FORM OF TRANSFEROR CERTIFICATE

                       SERIES 1997-1 CLASS B CERTIFICATE
                       ---------------------------------



THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, EACH INVESTOR REPRESENTS AND AGREES THAT IT IS ACQUIRING THIS CLASS B CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF OR THEREOF AND THAT THIS CLASS B CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS UNDER STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS CLASS B CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION
6.3 OF THE CERTIFICATE PURCHASE AGREEMENT AND SECTION 6.3 OF THE POOLING AGREEMENT.

THIS CLASS B CERTIFICATE MAY HAVE ORIGINAL ISSUE DISCOUNT ("OID"). CONTACT TRUSTEE (AS DEFINED IN THIS CERTIFICATE) FOR INFORMATION CONCERNING THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS CLASS B CERTIFICATE.

                               STL 1997-1 TRUST

                       SERIES 1997-1 CLASS B CERTIFICATE

Certificate No. 1
First Distribution Date:

        THIS CERTIFIES THAT HCFP FUNDING II, INC., a Delaware corporation ,is the registered owner of a fractional undivided interest in the STL 1997-1 Trust (the "Trust") that was created pursuant to the Pooling and Servicing Agreement dated as of June 27, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among Wisconsin Circle II Funding Corporation, a Delaware corporation ("Transferor"), HCFP Funding II, Inc., a Delaware corporation, ("Servicer"), and First Bank National Association, as trustee (together with its successors and assigns in such capacity, "Trustee"). This Certificate is one of the duly authorized Series 1997-1 Class B Certificates designated and issued under the Pooling Agreement. Except as otherwise defined herein, capitalized terms have the meanings that Appendix A to the Pooling Agreement assigns to them. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which the Holder is bound.

        Unless the certificate of authentication hereon shall have been executed by and on behalf of Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Transaction Documents or be valid for any purpose.

        This Certificate does not represent a recourse obligation of, or an interest in, Transferor, Seller, Servicer, Trustee or any Affiliate of any of them. This Certificate is limited in right of payment to the Transferred Assets.

        By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of Transferor, and agrees that it is the intent of the Holder that, for purposes of Federal, applicable state and local income and franchise and other taxes measured by or imposed on income, the Series 1997-1 Class B Certificates (including this Certificate) will be treated as evidence of indebtedness secured by the Transferred Assets and the Trust will not be characterized as an association taxable as a corporation or a publicly-traded partnership, (b) agrees that the provisions of the Transaction Documents shall be construed to further the intent, and (c) agrees to treat this Certificate for purposes of federal, applicable state and local income and franchise and other taxes measured by or imposed on income as indebtedness.

        The principal balance of this Certificate may change from time to time as a result of additional contributions to the Trust under the related Certificate Purchase Agreement and distributions from the Trustee to the Certificateholder. The grid attached to this Certificate and the Trustee should be consulted for the current balance.

        This Certificate shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles, and all obligations, rights and remedies under or arising in connection with this Certificate shall be determined in accordance with the laws of the State of New York.


                                      ***

                           [SIGNATURES ON NEXT PAGE]

        IN WITNESS WHEREOF, Transferor has caused this Certificate to be executed by its officer thereunto duly authorized this __ day of August, 1997.


                                WISCONSIN CIRCLE II FUNDING CORPORATION


                                By: ___________________________________
                                        Steven M. Curwin
                                        Senior Vice President



AUTHENTICATED:

U.S. BANK NATIONAL ASSOCIATION (formerly known as First Bank National Association), as Authentication Agent


By:             ________________________________________
                Name:
                Title:

                                     GRID



+=================================================================+
|      Date     |       Transaction      |        Balance         |
|---------------|------------------------|------------------------|
|               |                        |                        |
|---------------|------------------------|------------------------|
|               |                        |                        |
|---------------|------------------------|------------------------|
|               |                        |                        |
|---------------|------------------------|------------------------|
|               |                        |                        |
|---------------|------------------------|------------------------|
|               |                        |                        |
|---------------|------------------------|------------------------|
|               |                        |                        |
+=================================================================+